EXECUTION COPY

FIRST AMENDMENT

FIRST AMENDMENT, dated as of October 31, 2007 (this “First Amendment”), to the Master Repurchase Agreement, dated as of July 20, 2007 (together with Annex I thereto, as both are amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Repurchase Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), by and among ANTHRACITE CAPITAL BOFA FUNDING LLC, as seller (the “Seller”), BANK OF AMERICA, N.A. (“BANA”), BANC OF AMERICA MORTGAGE CAPITAL CORPORATION (“BAMCC”) (BANA AND BAMCC, individually and/or collectively, as the context may require, each a “Buyer” and collectively, the “Buyers”), and BANK OF AMERICA N.A. as agent for the Buyers (in such capacity, the “Buyer Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

RECITALS

WHEREAS, the Seller has requested, and the Buyers and the Buyer Agent have agreed, subject to the terms and conditions hereof, to amend the Existing Repurchase Agreement;

NOW THEREFORE, the Seller and the Buyer hereby agree, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.  Amendments.  The Existing Repurchase Agreement is hereby amended by:

(a)  deleting the last sentence in the definition of “Business Day” in its entirety and substituting the following in lieu thereof:

“When used with respect to LIBOR or a Reset Date, a “Business Day” shall mean a day on which banks in London, England are closed for interbank or foreign exchange transactions.”

(b)  inserting the following new subsection (ii) in the definition of “Eligibility Criteria” and renumbering subsequent subsections accordingly:

“(ii)  in the case of all Eligible Loans and Eligible Securities, in the event the aggregate Purchase Price with respect to Purchased Assets is at any time greater than $200,000,000, the portion of the aggregate Purchase Price in excess of $200,000,000 with respect to Purchased Assets that are Non-BOA Originated Assets shall not exceed $25,000,000;”

(c)  deleting the definition of “Facility Amount” in its entirety and substituting the following in lieu thereof:

““Facility Amount” shall mean $275,000,000.”

(d)  deleting the definition of “LIBOR” in its entirety and substituting the following in lieu thereof:

““LIBOR” shall mean the rate per annum calculated as set forth below:

(i)   with respect to each day, unless otherwise requested in accordance with paragraph (ii) below, LIBOR will be the rate per annum for deposits in Dollars for a one month period which appears on Reuters LIBOR01 Page (or any successor page) as of 11:00 a.m., London time, reset daily;

(ii)  upon written request to the Buyer Agent not less than two (2) Business Days prior to a Reset Date, Seller may request that the Buyer Agent determine LIBOR based upon the rate for deposits in Dollars for a one-month, two-month, or three-month period which appears on Reuters LIBOR01 Page (or any successor page) as of 11:00 a.m., London time, on such date; provided, however, that not more than five (5) LIBOR Transactions shall be subject to LIBOR rates for a one-month, two-month or three-month period at any time and that the aggregate Purchase Price of all Purchased Assets subject to each such LIBOR Transaction is not less than $5,000,000; or

(iii)  on any applicable date on which no such rate appears on Reuters LIBOR01 Page (or any successor page) as described above, LIBOR will be determined on the basis of the rate per annum at which deposits in Dollars are offered by the Buyer Agent’s London Branch at approximately 11:00 a.m., London time, on such date to prime banks in the London interbank market for a one-day, one month, two month or three month period, as applicable.

All percentages resulting from any calculations or determinations referred to in this definition will be rounded upwards, if necessary, to the nearest multiple of 1/100th of 1% and all Dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one half cent or more being rounded upward).”

(e)  deleting the definition of “Reset Date” in its entirety and substituting the following in lieu thereof:

““Reset Date” (a) if LIBOR is based on the rate for deposits in Dollars for a one-month period or if LIBOR is reset daily, the fifteenth (15th) calendar day of each month, (b) if LIBOR is based on the rate for deposits in Dollars for a two-month period, the fifteenth (15th) calendar day of each second month, (c) if LIBOR is based on the rate for deposits in Dollars for a three-month period, the fifteenth (15th) calendar day of each third month, or, in each case, the next succeeding Business Day, if such calendar day shall not be a Business Day.”

(f)   inserting the following new definition of “Non-BOA Originated Assets” in Section 2 of Annex I in proper alphabetical order:

““Non-BOA Originated Assets” shall mean:

(i) in the case of all Eligible Loans, a loan or note where the original lender for such loan or note is not a Buyer nor an affiliate of a Buyer; and

(ii) in the case of all Eligible Securities, a security where the original issuer for such security is not a Buyer nor an affiliate of a Buyer.”

(g)  deleting the introductory paragraph of Section 3.2.5 in its entirety and substituting the following in lieu thereof:

“3.2.5   any additional terms or conditions not inconsistent with the Agreement.  With respect to any Transaction, the Pricing Rate shall be determined initially on the Purchase Date applicable to such Transaction, and shall be reset daily or on each Reset Date for the related Pricing Rate Period, as applicable.  The Buyer Agent shall determine in accordance with the terms of this Agreement the Pricing Rate daily or on each Reset Date for the related Pricing Rate Period, as applicable, and notify Seller and Custodian of such rate(s) on each Reset Date (as selected by Seller).  For purposes of this Section 3.2, the “Transaction Conditions Precedent” shall be deemed to have been satisfied with respect to any proposed Transaction if.”

SECTION 2.  Conditions Precedent.  This First Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

(a)  the Buyer Agent shall have received this First Amendment, executed and delivered by a duly authorized officer of the Seller, the Buyers and the Buyer Agent; and

(b)  each of the representations and warranties made and restated by the Seller pursuant to Section 3 of this First Amendment shall be true and complete in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date).

SECTION 3.  Representations and Warranties. On and as of the date first above written, the Seller hereby represents and warrants to the Buyers and the Buyer Agent that (a) it is in compliance with all the terms and provisions set forth in the Transaction Documents on its part to be observed or performed, (b) no Default or Event of Default has occurred and is continuing, and (c) the representations and warranties contained in Section 10 of the Repurchase Agreement are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date).

SECTION 4.  Limited Effect. Except as expressly amended and modified by this First Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the First Amendment Effective Date, all references therein and herein to the “Transaction Documents” shall be deemed to include, in any event, this First Amendment.  Each reference to the Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

SECTION 5.  Counterparts.  This First Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this First Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 6.  GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

SELLER:

ANTHRACITE CAPITAL BOFA FUNDING LLC, a Delaware limited liability company

By:	Anthracite Capital, Inc., a Maryland corporation, its sole member

By:	/s/ Richard Shea
Name: Richard Shea Title: President & CEO

First Amendment to Repurchase Agreement

BUYERS:

BANK OF AMERICA, N.A.

By:	/s/ Peter Cookson
Name: Peter Cookson Title: Managing Director

BANC OF AMERICA MORTGAGE CAPITAL CORPORATION

By:	/s/ Peter Cookson
Name: Peter Cookson Title: Managing Director

BUYER AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Peter Cookson
Name: Peter Cookson Title: Managing Director

 First Amendment to Repurchase Agreement